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                            ROUTIER AND JOHNSON, P.C.
                                ATTORNEYS AT LAW

                               1700 K STREET N.W.

                                   SUITE 1003

                             WASHINGTON, D.C. 20006
                                                                (202) 296-4852
                                November 15, 1995

                               CONSENT OF COUNSEL


     We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus forming part of the registration statement on Form N-4 for Glenbrook Life and Annuity Company Separate Account A (File No. 33-62203).


                                                 Routier and Johnson, P.C.


                                                 By: /s/ Gregor B. McCurdy
                                                    ---------------------------
                                                    Gregor B. McCurdy